THORNBURG INVESTMENT TRUST SUPPLEMENT

Dated September 11, 2025

to the

THORNBURG FUNDS PROSPECTUS

applicable to Class A, C, C2, D and I shares
dated February 1, 2025, as supplemented April 1, 2025 and April 23, 2025
(the “Prospectus”)

Effective immediately, Class A and Class I shares of the Funds will be available for purchase, sale and exchange to employer-sponsored retirement plans or profit-sharing plans that qualify under sections 401(a), 403(b) and 457 of the Internal Revenue Code of 1986, as amended (such as a 401(k) plan, money purchase pension plan, defined benefit plan, Taft-Hartley multi-employer plan, and a multi-participant health savings account), regardless of whether the shares to be purchased by the employer-sponsored retirement plan will be held in the name of that employer-sponsored retirement plan or in an omnibus account maintained by a financial intermediary that provides recordkeeping services to such plans. In accordance with the foregoing, the Prospectus is amended as follows:

•The section entitled “Purchases by Employer-Sponsored Retirement Plans,” on page 164 of the Prospectus, is hereby deleted.

•The seventh bullet point under the heading “Class A Sales Charge Waivers,” on page 170 of the Prospectus, is revised to read as follows:

“Purchases by an employer-sponsored retirement plan.”

•The third bullet point under the heading “Information about Class I Shares,” on page 174 of the Prospectus, is revised to read as follows:

“Employer-sponsored retirement plans.”

The Funds will not impose any investment minimums on the purchase of Class A or Class I shares by such plans. The plan or financial intermediary through which you purchase Class A or Class I shares may, however, impose its own investment minimums. The Fund is not responsible for notifying you of any investment minimums that your plan or financial intermediary may impose, or for any changes to such minimums, so please contact your plan administrator or financial intermediary for more information.

Also, effective immediately, the first sentence of the section entitled “Exchanging Fund Shares” on page 175 of the Prospectus is replaced with the following:

“Subject to the bullet points below, shareholders are allowed to exchange their shares of a Fund for shares of the same class of another Fund without the imposition of any sales charge, fee, or other charge imposed being either Fund. Additionally, and subject to the bullet points below, shareholders are allowed to exchange their shares of a Fund for a different class of shares of that Fund or another Fund, with the exception of any exchange that would result in the payment of a commission on the purchase side of the exchange.”

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

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